REPAY Q4 20 / FY20 Earnings Supplement March 2021 Exhibit 99.2

On July 11, 2019 (the “Closing Date”), Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation (“REPAY” or the “Company”). Unless otherwise indicated, information provided in this presentation (a) that relates to any period ended prior to the Closing Date reflects that of Hawk Parent prior to the Business Combination and (b) that relates to the 12-month period ended December 30, 2019 reflects the combination of (i) Hawk Parent for the period from January 1, 2019 through July 10, 2019 and (ii) REPAY for the period from the Closing Date through December 31, 2019. Such combination reflects a simple arithmetic addition of relevant periods. The historical financial information of Thunder Bridge prior to the Business Combination has not been reflected in any financial information of Hawk Parent. The Company’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2021 outlook, the effects of the COVID-19 pandemic, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and our business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); a delay or failure to integrate and realize the benefits of REPAY’s recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this prospectus. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures  This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as non-cash loss on extinguishment of debt, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, other taxes, strategic initiative related costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain non-cash and non-recurring charges, such as non-cash loss on extinguishment of debt, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, strategic initiative related costs and other non-recurring charges, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although we exclude amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. REPAY believes that Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA and Adjusted Net Income are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA and Adjusted Net Income, or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA and Adjusted Net Income alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP. No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Disclaimer

Section 1: Financial Update

Financial Highlights Gross Profit is defined as Revenue less Cost of Services Q4 2020 FY 2020 (Represents Y-o-Y Growth)

Financial Update – Q4 2020 ($MM) Gross Profit (1) Adjusted EBITDA Card Payment Volume 72% 72% % Margin 44% 46% % Margin 16% 23% 29% Gross Profit is defined as Revenue less Cost of Services

Financial Update – FY 2020 ($MM) Gross Profit (1) Adjusted EBITDA Card Payment Volume 75% 73% % Margin 44% 44% % Margin 42% 44% 41% Gross Profit is defined as Revenue less Cost of Services

Focused on Maintaining Significant Liquidity Preserve liquidity and profitability through: Focusing on high priority hiring Limiting discretionary expenses Negotiations with vendors Significant cash raised from concurrent common stock and convertible notes offerings Business continues to show high cash flow conversion Continued investments in growth Strong Liquidity Position as of January 31, 2021 Based on LTM January 2021 PF adjusted EBITDA, pro forma for adjusted EBITDA contribution of Ventanex, cPayPlus, and CPS Payments. Committed to Prudently Managing Leverage Proceeds from concurrent common stock and convertible notes offerings Terminated existing interest rate hedge arrangement No interest payments, no principal due until maturity in 2026 (if not converted) Established new $125 million revolver facility to provide flexibility for further acquisitions Secured net leverage covenant is 2.00x (definitionally excludes convertible notes balance) Preliminary Financial Metrics as of January 31, 2021 Liquidity Leverage

Section 2: Strategy & Outlook

Multiple Levers to Continue to Drive Growth Repay’s Leading Platform & Attractive Market Opportunity Position It To Build On Its Record Of Robust Growth & Profitability Majority of growth derived from further penetration of existing client base

Executing on Growth Plan

REPAY

** Denotes new relationship added Q4 '20 and beyond*

EXPANDING EXISTING BUSINESS

Added new customers via direct salesforce across all verticals

- Further expansion in Canada, **implementing one of the largest non-bank lenders in the country**, expected to be live by early March
- Ended the year with 43 total credit union customers, which represents approximately **350K collective members**

124 Software Partner Relationships[1], including:

B2B Healthcare	Loan Repayment / ARM
SRHO*, VBA*	LiveVox*, abcoa Deal Pack

B2B Virtual Card / AP Automation	Mortgage Servicing
billtrust*, PN Solutions*	Ellie Mae, Black Knight

BROADENING ADDRESSABLE MARKET AND SOLUTIONS

- **Expanded TAM to $4.7 trillion**[2] through strategic M&A focused on B2B merchant acquiring, mortgage servicing, B2B healthcare, B2B AP automation; continued focus on highly attractive, underserved verticals with unique payments needs
- Now actively processing in the **Buy Now Pay Later** space
- Completed concurrent common stock and convertible notes offerings, as well as closed a new revolving credit facility – providing the Company with **ample liquidity of $500+ million** to pursue deals
- Opening of a new software development office in Ireland, in partnership with a local firm called Protego, to **enhance and accelerate new product and research & development capabilities**

REPAY

1) As of December 31, 2020; certain logos added post this date.
2) Third-party research and management estimates.

9

REPAY's Growing B2B Payments Business

REPAY

Combined AR and AP automation solutions provides a compelling value proposition to clients

Merchant Acquiring	AP Automation		
APS PAYMENTS	ventanex (Healthcare Segment)	cPayPlus	CPS PAYMENT SERVICES

$3.4Tn Total Addressable Market[1]	**10+** Vertical End Markets	**$4Bn** Annualized Payment Volume[2]
3,000+ Clients	**60,000+** Electronic Payments-Enabled Supplier Network	**~45** Integrated Software Partners

Note: All metrics include contributions from CPS Payments.
1) Third-party research and management estimates
2) Volume includes merchant acquiring credit and debit card , virtual card, and enhanced ACH

REPAY

10

FY 2021 Outlook Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted 2021 Adjusted EBITDA to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading. FY 2021 This range assumes no further unforeseen COVID-related impacts, which could create substantial economic duress in 2021.

FY 2021 Gross Profit Outlook Bridge

REPAY

REPAY's 2021 Gross Profit Outlook Represents ~23% Total Growth & ~15% [1] Organic Growth


($MM)
$114
$16
Organic Growth
$10
Growth from Acquired Entities
$140 (2)
2020A
2021E

1) Organic Growth excludes gross pross profit contributions from Ventanex, cPayPlus, and CPS in 2020 and 2021
2) $140MM represents high end of FY 2021 gross profit guidance

REPAY 12

Section 3: Appendix

Q4 2020 Financial Update Gross Profit is defined as Total Revenue less Cost of Services SG&A includes expense associated with the change in fair value of tax receivable liability, change in fair value of contingent consideration and other income / expenses See “Adjusted EBITDA Reconciliation” on slide 16 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 17 for reconciliation of Adjusted Net Income to its most comparable GAAP measure

FY 2020 Financial Update Gross Profit is defined as Total Revenue less Cost of Services SG&A includes expense associated with the change in fair value of tax receivable liability, change in fair value of contingent consideration and other income / expenses See “Adjusted EBITDA Reconciliation” on slide 16 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 17 for reconciliation of Adjusted Net Income to its most comparable GAAP measure

Adjusted EBITDA Reconciliation

REPAY

Adjusted EBITDA Reconciliation

($MM)	2020A	2019A	Q4 2020	Q4 2019
Net Income (Loss)	($13.9)	($39.9)	($0.8)	($7.5)
Interest Expense	14.4	9.1	3.6	3.2
Depreciation and Amortization[(1)]	28.2	14.6	8.6	4.9
Income Tax Expense (Benefit)	(12.4)	(5.0)	(4.0)	(2.3)
EBITDA	$16.4	($21.2)	$7.5	($1.7)
Loss on extinguishment of debt[(2)]	-	1.4	-	0.1
Non-cash change in fair value of contingent consideration[(3)]	(2.5)	-	0.5	-
Non-cash change in fair value of assets and liabilities[(4)]	12.4	1.6	0.4	1.2
Share-based compensation expense[(5)]	19.4	22.9	4.7	12.3
Transaction expenses[(6)]	10.9	40.1	3.1	2.6
Management Fees[(7)]	-	0.2	-	-
Legacy commission related charges[(8)]	8.6	2.6	1.4	0.1
Employee recruiting costs[(9)]	0.2	0.1	0.1	0.0
Loss on Disposition of Property and Equipment	-	-	0.0	-
Other taxes[(10)]	0.4	0.2	0.0	(0.0)
Restructuring and other strategic initiative costs[(11)]	1.1	0.4	0.5	0.1
Other non-recurring charges[(12)]	1.2	0.2	0.8	0.1
Adjusted EBITDA	**$68.2**	**$48.4**	**$19.0**	**$14.7**

1) For the three and twelve months ended December 31, 2020 reflects (i) amortization of the customer relationships intangibles acquired through Hawk Parent's acquisitions of PaidSuite and Paymaxx during the year ended December 31, 2017 and the recapitalization transaction in 2016, through which Hawk Parent was formed in connection with the acquisition of a majority interest in Repay Holdings, LLC by certain investment funds sponsored by, or affiliated with, Corsair Capital LLC., (ii) customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and (iii) customer relationships, non compete agreement, and software intangibles acquired through Repay Holdings, LLC's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, and CPS Payments subsequent to the close of the respective acquisitions. For the three and twelve months ended December 31, 2019, reflects amortization of customer relationships intangibles acquired through Hawk Parent's acquisitions and the recapitalization transaction in 2016 and the acquisition of TriSource Solutions and APS Payments described previously. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects write-offs of debt issuance costs relating to Hawk Parent's term loans and prepayment penalties relating to its previous debt facilities.
3) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
4) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
5) Represents compensation expense associated with equity compensation plans, totaling $4,679,451 and $19,455,800 in the three and twelve months ended December 31, 2020, respectively, $658,195 and $908,978 in the Predecessor periods from July 1, 2019 to July 10, 2019 and January 1, 2019 to July 10, 2019, respectively, and $22,013,287 as a result of new grants made in the Successor period from July 11, 2019 to December 31, 2019.
6) Primarily consists of (i) during the three and twelve months ended December 31, 2020, professional service fees and other costs incurred in connection with the acquisition of CPS Payments, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions, APS Payments, Ventanex and cPayPlus, which closed in prior periods, as well as professional service expenses related to the follow-on offerings and (ii) during the three and twelve months ended December 31, 2019, professional service fees and other costs in connection with the Business Combination, as well as the acquisitions of TriSource Solutions and APS Payments.
7) Reflects management fees paid to Corsair Investments, L.P. pursuant to the management agreement, which terminated upon the completion of the Business Combination.
8) Represents payments made to certain employees and partners in connection with significant restructuring of their commission structures. These payments represented commission structure changes which are not in the ordinary course of business.
9) Represents payments made to third-party recruiters in connection with a significant expansion of our personnel, which REPAY expects will become more moderate in subsequent periods.
10) Reflects franchise taxes and other non-income based taxes.
11) Reflects consulting fees related to our processing services and other operational improvements, including restructuring and integration activities related to our acquired businesses, that were not in the ordinary course during the three and twelve months ended December 31, 2020 and 2019, and additionally one-time expenses related to the creation of a new entity in connection with equity arrangements for the members of Hawk Parent in connection with the Business Combination in the twelve months ended December 31, 2019.
12) For the three and twelve months ended December 31, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company, as well as extraordinary refunds to customers and other payments related to COVID-19. For the twelve months ended December 31, 2019, reflects expenses incurred related to other one-time legal and compliance matters. Additionally, for the three months ended December 31, 2019 reflects a one-time credit issued to a customer which was not in the ordinary course of business.

REPAY Realtime Electronic Payments

16

Adjusted Net Income Reconciliation

REPAY

Adjusted Net Income Reconciliation

($MM)	2020A	2019A	Q4 2020	Q4 2019
Net Income (Loss)	($13.9)	($39.9)	($0.8)	($7.5)
Amortization of Acquisition-Related Intangibles[1]	19.5	9.9	6.0	3.4
Loss on extinguishment of debt[2]	–	1.4	–	0.1
Non-cash change in fair value of contingent consideration[3]	(2.5)	–	0.5	–
Non-cash change in fair value of assets and liabilities[4]	12.4	1.6	0.4	1.2
Share-based compensation expense[5]	19.4	22.9	4.7	12.3
Transaction expenses[6]	10.9	40.1	3.1	2.6
Management Fees[7]	–	0.2	–	–
Legacy commission related charges[8]	8.6	2.6	1.4	0.1
Employee recruiting costs[9]	0.2	0.1	0.1	0.0
Restructuring and other strategic initiative costs[10]	1.1	0.4	0.5	0.1
Other non-recurring charges[11]	1.2	0.2	0.8	0.1
Pro forma taxes at effective rate[12]	(13.2)	–	(3.2)	–
Adjusted Net Income	$43.7	$39.5	$13.5	$12.3

1) For the three and twelve months ended December 31, 2020 reflects (i) amortization of the customer relationships intangibles acquired through Hawk Parent's acquisitions of PaidSuite and Paymaxx during the year ended December 31, 2017 and the recapitalization transaction in 2016, through which Hawk Parent was formed in connection with the acquisition of a majority interest in Repay Holdings, LLC by certain investment funds sponsored by, or affiliated with, Corsair Capital LLC., (ii) customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and (iii) customer relationships, non compete agreement, and software intangibles acquired through Repay Holdings, LLC's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, and CPS Payments subsequent to the close of the respective acquisitions. For the three and twelve months ended December 31, 2019, reflects amortization of customer relationships intangibles acquired through Hawk Parent's acquisitions and the recapitalization transaction in 2016 and the acquisition of TriSource Solutions and APS Payments described previously. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects write-offs of debt issuance costs relating to Hawk Parent's term loans and prepayment penalties relating to its previous debt facilities.
3) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
4) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
5) Represents compensation expense associated with equity compensation plans, totaling $4,679,451 and $19,455,800 in the three and twelve months ended December 31, 2020, respectively, $658,195 and $908,978 in the Predecessor periods from July 1, 2019 to July 10, 2019 and January 1, 2019 to July 10, 2019, respectively, and $22,013,287 as a result of new grants made in the Successor period from July 11, 2019 to December 31, 2019.
6) Primarily consists of (i) during the three and twelve months ended December 31, 2020, professional service fees and other costs incurred in connection with the acquisition of CPS Payments, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions, APS Payments, Ventanex and cPayPlus, which closed in prior periods, as well as professional service expenses related to the follow-on offerings and (ii) during the three and twelve months ended December 31, 2019, professional service fees and other costs in connection with the Business Combination, as well as the acquisitions of TriSource Solutions and APS Payments.
7) Reflects management fees paid to Corsair Investments, L.P. pursuant to the management agreement, which terminated upon the completion of the Business Combination.
8) Represents payments made to certain employees and partners in connection with significant restructuring of their commission structures. These payments represented commission structure changes which are not in the ordinary course of business.
9) Represents payments made to third-party recruiters in connection with a significant expansion of our personnel, which REPAY expects will become more moderate in subsequent periods.
10) Reflects consulting fees related to our processing services and other operational improvements, including restructuring and integration activities related to our acquired businesses, that were not in the ordinary course during the three and twelve months ended December 31, 2020 and 2019, and additionally one-time expenses related to the creation of a new entity in connection with equity arrangements for the members of Hawk Parent in connection with the Business Combination in the twelve months ended December 31, 2019.
11) For the three and twelve months ended December 31, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company, extraordinary refunds to customers and other payments related to COVID-19, and non-cash rent expense. For the twelve months ended December 31, 2019, reflects expenses incurred related to other one-time legal and compliance matters. Additionally, for the three months ended December 31, 2019 reflects a one-time credit issued to a customer which was not in the ordinary course of business.
12) Represents pro forma income tax adjustment effect associated with items adjusted above. As Hawk Parent, as the accounting Predecessor, was not subject to income taxes, the tax effect above was calculated on the adjustments related to the Successor period only.

REPAY

17

Depreciation and Amortization Detail Note: Adjusted Net Income excludes amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income on slide 17). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although we exclude amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles. Depreciation and Amortization

Share Count Shares refer to Class A common stock on an as-converted basis; current as of February 19, 2021. Does not include any shares issuable upon conversion of the Company’s 0.00% Convertible Senior Notes due 2026. This presentation is not a complete summary of all relevant terms and conditions related to the shares or any units, including with respect to vesting or other key terms. For more information, see the Company’s SEC filings.